CONSENT TO SUBLEASE
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              AGREEMENT (this "Agreement") made as of October
     23, 1998, among AMTAD PROPERTY, INC., a Delaware corporation, having an office at 801 S. Figueroa Street, Suite 1010, Los Angeles, CA 90017 ("Landlord"), BARCLAYS BANK PLC, a banking corporation organized under the laws of England, having an address at 222 Broadway, Attn:
     Facilities Management and Corporate Services, New York, New York, 10038 ("Tenant"), and DVL, Inc., a Delaware corporation, having an office at 70 East 55th Street, New York, New York ("Subtenant").

             By lease dated as of February 9, 1998, Landlord's predecessor-in-interest did lease to Tenant's predecessor-in-interest and Tenant's predecessor-in-interest did hire from Landlord's predecessor-in-interest certain premises including the leasable area of the sixth
     (6th) and seventh (7th) floors of the building known as Heron Tower, 70 East 55th Street, New York, New York, which demised premises are more particularly described in such lease (such lease, as same has been and may be from time to time modified and assigned, the "Lease"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

               Tenant has requested that Landlord consent to the subletting by Tenant to Subtenant, pursuant to a sublease (the "Sublease") dated as of August 1, 1998, a copy of which is attached hereto, of certain space described in the Sublease (the "Sublet Space").

               Landlord hereby consents to the subletting by Tenant to Subtenant pursuant to the Sublease, such consent being subject to and upon the following terms and conditions, to each of which Tenant and Subtenant hereby expressly agree:



              1.     Notwithstanding anything to the contrary,
     (i) nothing contained in this Agreement shall operate as a consent or approval or ratification by Landlord to or of any of the provisions of the Sublease or as a representation or warranty by Landlord, (ii) Landlord is not a party to the Sublease and is not bound by the provisions thereof, and (iii) Landlord has not, and will not, review or pass upon any of the provisions of the Sublease.

              2. Nothing contained in this Agreement shall be construed to (i) modify, waive, impair or affect any of the provisions, covenants, agreements, terms or conditions contained in the Lease, (ii) waive any present or future breach or default under the Lease or any rights of Landlord against any person, firm, association or corporation liable or responsible for the performance of the Lease, or (iii) enlarge or increase Landlord's obligations or Tenant's or Subtenant's rights under the Lease or otherwise, and all provisions, covenants, agreements, terms and conditions of the Lease are hereby declared by Tenant and Subtenant to be in full force and effect.

             3. Landlord's consent under this Agreement is not assignable or transferrable in connection with any other subletting by Tenant or Subtenant.

            4. The Sublease is, and shall be, subject and subordinate at all times to the Lease and to all of the provisions of the Lease (including, but not limited to, the Rules and Regulations which are a part thereof) and to each and every matter which the Lease is subordinate to, including, without limitation, all mortgages and underlying leases (including modifications and extensions thereof) now or hereafter affecting the Building and/or the land on which the Building is located, and Tenant and Subtenant shall not do, permit or suffer anything to be done in, or connection with Subtenant's use or occupancy of, the Sublet Space which would violate any of the provisions of any of the foregoing.

            5. Neither the Sublease nor Landlord's consent under this Agreement shall release or discharge Tenant from any liability or obligation under the Lease, and Tenant shall remain liable and responsible for the full performance and observance of all of the provisions of the Lease on the part of Tenant to be performed or observed with the same force and effect as though no sublet had been made. Any breach or violation of any provision of the Lease (whether by act or by omission) by Subtenant shall be deemed to be, and shall constitute, a default by Tenant in fulfilling such provision, and, in such event, Landlord may exercise its rights and remedies under the Lease in the case of such a default.

             6. Landlord's consent under this Agreement is not, and shall not be construed as, a consent by Landlord to any assignment, reassignment, further or other subletting, or other transfer by Tenant or Subtenant.
     The Sublease shall not be assigned, reassigned, transferred, surrendered, renewed or extended, nor shall the Demised Premises or the Sublet Space or any part of either be sublet or sub-sublet, without prior written consent of Landlord thereto in each instance. If Subtenant is a corporation, partnership or other entity, the prohibition on assigning the Sublease shall be deemed breached if there occurs a change in the ownership or control of the Subtenant (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) with the result that the beneficial and record ownership in and to, and/or control of Subtenant shall no longer be identically held in the same proportion by the benefical record owners of Subtenant as of the date Subtenant executed the Sublease.

           7. Subject to all of the provisions, covenants, agreements, terms and conditions of the Lease, the Sublet Space shall be used solely as specified in and in compliance with Articles 2 and 45 of the Lease and for no other purpose (except that any reference to "international and domestic private banking services and other banking business" in Article 2 shall be deleted as to Subtenant).

            8. In addition to the obligations set forth in Paragraph 2 hereof, and in no way limiting the same, tenant and Subtenant shall be jointly and severally liable for all bills rendered by Landlord for charges incurred by or imposed upon Subtenant for services rendered and materials supplied to the Sublet Space by Landlord whether requested by Tenant and/or Subtenant. Nothing in this Paragraph 8 shall require Landlord to respond to, or comply with, any requests for services or materials made by Subtenant. Landlord's decision with respect to any such request shall be in its sole discretion.

            9. Tenant and Subtenant represent and warrant to Landlord that the copy of the Sublease attached hereto is a true and correct copy thereof and that the Sublease has not been amended, changed or modified. Notwithstanding anything to the contrary contained in the Lease or the Sublease, Tenant and Subtenant shall not, without the prior written consent of Landlord in each instance, execute any amendment, change or modification of the Sublease. Tenant and Subtenant further represent and warrant to Landlord that the sublease is the only agreement between Tenant and Subtenant with respect to the Sublet Space and Tenant is not receiving consideration (money or otherwise) in connection with the Sublease other than as set forth therein.

             10. Upon the expiration or termination of the term of the Lease during the term of the Sublease by reason of condemnation or eminent domain or destruction by fire or other cause, or if the Lease expires or is terminated for any other reason or is surrendered by Tenant to Landlord and Landlord, in either such case, does not exercise either of its elections pursuant to Paragraph 11 hereof, the Sublease and its term shall expire and come to an end as of the effective date of such expiration, termination or surrender and Subtenant shall vacate the Sublet Space on or before such date. If Subtenant does not so vacate, Landlord shall be entitled to all of the rights and remedies available to a landlord against a tenant holding over after the expiration of a term.

             11. If the Lease expires or is terminated during the term of the Sublease for any reason (including, without limitation, a rejection of the Lease under the Bankruptcy Code) other than condemnation or eminent domain or destruction by fire or other type of casualty, or in case of the surrender of the Lease by Tenant to Landlord during the term of the Sublease, Landlord, in its sole discretion, upon notice to Tenant and Subtenant, given within sixty (60) days after the effective date of such expiration, termination or surrender, without any additional or further agreement of any kind on the part of Subtenant, may elect to (i) continue the Sublease, with the same force and effect as if Landlord as lessor and Subtenant had entered into a lease as of the effective date of the expiration, termination or surrender of the Lease, for a term equal to the then unexpired term of the Sublease and containing the same provisions as those contained in the Sublease, and Subtenant shall attorn to Landlord pursuant to the then executory provisions of the Sublease, and Landlord shall have the same rights and remedies with respect to any breach or default under the Sublease as Tenant had or would have had if the Lease had not expired or been terminated or surrendered, or (ii) declare effective as of the effective date of the expiration, termination or surrender of the Lease, a lease with Landlord as lessor and Subtenant as lessee for a term equal to the then unexpired term of the Sublease containing the same provisions as those contained in the Sublease, and Subtenant shall adhere to and be bound by such lease, which, if the Sublease is then still in existence, shall supersede the Sublease and be in substitution therefor. In neither event, however, shall Landlord be (a) liable for any act or omission of Tenant, (b) subject to any credit, offset, claim, counterclaim, demand or defense which Subtenant may have or have had against Tenant, (c) bound by any amendment, change or modification of the Sublease not consented to in writing and signed by Landlord or by any rent or additional rent or other payment which Subtenant might have paid in advance to Tenant or be liable for any security deposit (except to the extent actually received by Landlord), (d) bound by any covenant of Tenant to undertake or complete any construction of the Sublet Space or any portion thereof,
     (e) responsible for any monies owing by Landlord to the credit of Tenant or (f) required to remove any person occupying the Sublet Space or any part thereof. In the event that Landlord does not elect to continue the Sublease or declare effective a new lease between Landlord and Subtenant, then Landlord shall have the right to terminate the Sublease at any time after such expiration, termination or surrender. In the event that the Sublease is assigned prior or subsequent to any attornment, Subtenant agrees that it shall remain jointly and severally liable (along with all future tenants under the Sublease) for the performance of the Sublease.



             12. Any breach or violation of any provision of this Agreement (whether by act or by omission) by Tenant or Subtenant shall be deemed to be and shall constitute a default by Tenant in fulfilling the provisions of the Lease, and, in such event, Landlord may exercise its rights and remedies under the Lease in case of such a default.

           13.     In the event that Tenant shall be in
     default under the Lease which default remains uncured upon the expiration of all applicable grace and cure periods and Landlord gives notice of any such default to Subtenant (Landlord hereby agreeing to give a copy of such notice to Tenant), then, from the date upon which Landlord gives such notice to Subtenant until such time as Landlord rescinds said notice, Subtenant shall make all payments of fixed rent and additional rent/charges due under the Sublease directly to Landlord by unendorsed check made payable solely to Landlord at the address designated by Landlord in said notice. Any such payments shall be credited, upon collection only, by (a) Landlord against any sums due Landlord by Tenant under the Lease in such manner and in such order as Landlord may elect, in its sole discretion, and (b) Tenant against any sums due Tenant by Subtenant under the Sublease. Tenant hereby irrevocably authorizes payment by Subtenant to Landlord pursuant to this Paragraph 13. Landlord may exercise its right under this Paragraph 13 on one or more occasions, and from time to time, as often as Landlord desires, and the rights granted to it hereunder shall apply in each event of default by Tenant under the Lease. This Paragraph 13 shall in no event limit or impair other rights and remedies which may be available to Landlord as a result of any such default by Tenant. The acceptance of any such payments from Subtenant shall not be deemed an acceptance of Subtenant as tenant under the Lease or an attornment to Landlord under the Sublease nor shall it release tenant from any of its obligations under the Lease.

            14. Except to the extent expressly permitted under, and subject to and in accordance with the terms and provisions of, the Lease, neither Subtenant, nor Tenant on behalf of Subtenant, shall make any changes, alterations, additions or improvements to the Sublet Space without the prior written consent of Landlord in each instance.

          15. Any notice or any statement or communication which any party hereto may desire or be required to give or render to any other party hereto under or with respect to this Agreement shall be given or rendered shall be effective only if given in writing in accordance with the terms of the Lease. All notices shall be sent to Landlord at 801 South Figueroa Street, Suite 1010, Los Angeles, California 90017.

         16. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, modified, terminated or discharged unless such change, modification, termination or discharge is in writing and signed by Landlord. Each right and remedy of Landlord provided for in this Agreement or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies so provided for or so existing. If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          17. The validity and enforceability of this Agreement is expressly conditioned upon there being no default existing under the Lease at the commencement of the term of the Sublease. This consent shall not be binding upon Landlord unless and until it is signed by Landlord. This consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same original, and the execution of separate counterparts by Landlord, Tenant and Subtenant shall bind Landlord, Tenant and Subtenant as if they had each executed the same counterpart.

           18. Tenant and Subtenant agree that Landlord is not responsible for the payment of any commissions or fees in connection with the Sublease and/or the transactions contemplated under this Agreement (including, without limitation, in the event that Landlord elects to either continue the Sublease or declare effective a new lease between Landlord and Subtenant pursuant to Section 11 of this Agreement) and Tenant and Subtenant each, jointly and severally, defends, indemnifies and holds harmless Landlord from and against any and all (a) claims of and liabilities to any broker(s), finder(s) and/or any other person(s) regarding fees or commissions alleged to be due as a result of the granting of this consent, the execution of the Sublease, and/or such continuation of the Sublease or such effectiveness of a new lease and (b) loss, cost, expense or damage suffered by Landlord relating to any such claims and liabilities.

          19.     In case of any conflict between the
     provisions of this Agreement and the provisions of the Lease, the provisions of this Agreement shall prevail unaffected by the Lease, and any conflicting or inconsistent terms, covenants and conditions of the Lease shall be deemed modified to conform with the terms, covenants and conditions of this Agreement. In case of any conflict between the provisions of the Lease and the provisions of the Sublease, the provisions of the Lease shall prevail unaffected by the Sublease, and any conflicting or inconsistent terms, covenants and conditions of the Sublease shall be deemed modified to conform with the terms, covenants and conditions of the Lease.

           20. Tenant and Subtenant jointly and severally certify to Landlord and agree that (i) the Lease is in full force and effect and is hereby ratified and confirmed in all respects, (ii) neither Tenant nor Subtenant has any offsets, counterclaims or defenses to the enforcement of the Lease, (iii) no default on the part of Landlord or event which, with the giving of notice or the passage of time, or both, could constitute a default or an event of default on the part of Landlord or otherwise give rise to any remedies of Tenant exist or has occurred, and (iv) all of the representations and warranties of Tenant set forth in the Lease are hereby repeated and are true and correct in all material respects as if made again as of the date hereof.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set forth at the outset of this Agreement.


                         Landlord
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                         AMTAD PROPERTY, INC.

                         By:
                             ---------------------------
                             Name:
                             Title:


                         Tenant
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                         BARCLAYS BANK PLC

                         By:
                             ---------------------------
                             Name:
                             Title:


                         Subtenant
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                         DVL, INC.

                         By:
                             ---------------------------
                             Name:
                             Title: